Exhibit 35.1

Statement of Compliance of The Bank of New York Mellon (formerly The Bank of New York).

I, Joseph Panepinto, Vice President of The Bank of New York Mellon (formerly The Bank of New York), a New York corporation (the "Indenture Trustee"), states:

(a) A review of the Indenture Trustee's activities for the period from January 1, 2008 through December 31, 2008 (the "Reporting Period") and of the Indenture Trustee's performance under the indenture applicable to the trusts listed on the attached schedule (hereinafter referred to as the "Indenture") has been made under my supervision.

(b) To the best of my knowledge and based on such review, the Indenture Trustee has fulfilled all of its obligations under the Indenture in all material respects throughout the Reporting Period for Protective Life Secured Trust Notes.

THE BANK OF NEW YORK MELLON (formerly The Bank of New York), as Indenture Trustee
Date: March 9, 2009	/s/ JOSEPH PANEPINTO Joseph Panepinto Vice President

Schedule of Trusts

Protective Life Secured Trust 2003-1
Protective Life Secured Trust 2006-2
Protective Life Secured Trust 2006-3
Protective Life Secured Trust 2006-4
Protective Life Secured Trust 2006-5
Protective Life Secured Trust 2006-6
Protective Life Secured Trust 2006-7
Protective Life Secured Trust 2006-8
Protective Life Secured Trust 2006-9
Protective Life Secured Trust 2006-10
Protective Life Secured Trust 2006-11
Protective Life Secured Trust 2006-12
Protective Life Secured Trust 2006-13
Protective Life Secured Trust 2006-14
Protective Life Secured Trust 2006-15
Protective Life Secured Trust 2006-16
Protective Life Secured Trust 2006-17
Protective Life Secured Trust 2006-18
Protective Life Secured Trust 2006-19
Protective Life Secured Trust 2006-20
Protective Life Secured Trust 2006-21
Protective Life Secured Trust 2006-22
Protective Life Secured Trust 2007-A
Protective Life Secured Trust 2007-B
Protective Life Secured Trust 2007-C
Protective Life Secured Trust 2007-D
Protective Life Secured Trust 2007-1
Protective Life Secured Trust 2007-2
Protective Life Secured Trust 2007-3
Protective Life Secured Trust 2007-4
Protective Life Secured Trust 2007-5
Protective Life Secured Trust 2007-6
Protective Life Secured Trust 2007-7
Protective Life Secured Trust 2007-8
Protective Life Secured Trust 2007-9
Protective Life Secured Trust 2007-10
Protective Life Secured Trust 2007-11
Protective Life Secured Trust 2007-12
Protective Life Secured Trust 2007-13
Protective Life Secured Trust 2007-14
Protective Life Secured Trust 2007-15
Protective Life Secured Trust 2007-16
Protective Life Secured Trust 2007-17
Protective Life Secured Trust 2007-18
Protective Life Secured Trust 2007-19
Protective Life Secured Trust 2007-20
Protective Life Secured Trust 2007-21
Protective Life Secured Trust 2007-22
Protective Life Secured Trust 2008-1
Protective Life Secured Trust 2008-2

Schedule of Trusts

Protective Life Secured Trust 2008-A
Protective Life Secured Trust 2008-B
Protective Life Secured Trust 2008-C
Protective Life Secured Trust 2008-3
Protective Life Secured Trust 2008-4
Protective Life Secured Trust 2008-5
Protective Life Secured Trust 2008-6
Protective Life Secured Trust 2008-7
Protective Life Secured Trust 2008-8
Protective Life Secured Trust 2008-9
Protective Life Secured Trust 2008-10
Protective Life Secured Trust 2008-11
Protective Life Secured Trust 2008-12
Protective Life Secured Trust 2008-13
Protective Life Secured Trust 2008-14
Protective Life Secured Trust 2008-15
Protective Life Secured Trust 2008-16
Protective Life Secured Trust 2008-17
Protective Life Secured Trust 2008-18
Protective Life Secured Trust 2008-19
Protective Life Secured Trust 2008-20